Exhibit 10.19
EXPENSIFY, INC.
2021 STOCK PURCHASE AND MATCHING PLAN
ARTICLE I.
PURPOSE AND SCOPE OF THE PLAN
The Plan’s purpose is to enhance the Company’s ability to attract, retain and motivate service providers who make (or are expected to make) important contributions to the Company by providing these service providers with equity ownership opportunities pursuant to a plan which is intended to help such service providers provide for their future security and to encourage them to remain in the service of the Company and its Subsidiaries.
ARTICLE II.
DEFINITIONS
2.1    “Agent” means the brokerage firm, bank or other financial institution, entity or person(s), if any, engaged, retained, appointed or authorized to act as the agent of the Company or an Employee with regard to the Plan.
2.2    “Administrator” means the Committee, or such individuals to which authority to administer the Plan has been delegated under Section 8.1 hereof.
2.3    “Board” means the board of directors of the Company.
2.4    “Code” means the Internal Revenue Code of 1986, as amended.
2.5    “Committee” means the Compensation Committee of the Board, or another committee or subcommittee of the Board or the Compensation Committee described in Section 8.1 hereof.
2.6    “Common Stock” means the Class A common stock of the Company.
2.7    “Compensation” of an Service Provider means the Service Provider’s gross regular salary, wages, fees or earnings. Such Compensation shall be calculated before withholding of any income or employment tax, but shall be deducted from the Service Provider’s net income.
2.8    “Consultant” means any consultant or adviser engaged by the Company or a Subsidiary to render services to such entity if the consultant or adviser: (i) renders bona fide services to the Company or a Subsidiary; (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.
2.9    “Director” means a member of the Board.
2.10    “Effective Date” means the date prior to the Public Trading Date.
2.11    “Eligible Service Provider” means a Service Provider who is designated by the Administrator as eligible to participate in the Plan.
2.12    “Employee” means any employee of the Company or any of its Subsidiaries.
2.13    “Enrollment Date” means the first date of each Offering Period.

2.14    “Equity Plan” means the Expensify, Inc. 2021 Incentive Award Plan, as may be amended from time to time.
2.15    “Equity Plan Award” means an award granted under the Equity Plan.
2.16    “Exercise Date” means the last trading day of each Offering Period.
2.17    “Exchange Act” means the Securities Exchange Act of 1934, as amended.
2.18    “Fair Market Value” means, as of any date, the value of a Share determined as follows:
(a)    If the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) listed on any national market system or (iii) listed, quoted or traded on any automated quotation system, its Fair Market Value shall be the average of the low and high sales price for a Share as quoted on such exchange or system for such date or, if there are no low and high sales prices for a Share on the date in question, the average of the low and high sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(b)    If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(c)    If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.
2.19    “Full Matching Shares” shall have the meaning set forth in Section 5.2 hereof.
2.20    “Granted Shares” shall have such meaning as set forth in Section 3.3 hereof.
2.21    “Match Limit” means the maximum number of Matching Shares that may be awarded as of each Exercise Date.
2.22    “Match Rate” means the rate determined for Matching Shares by the Administrator.
2.23    “Matching Shares” shall have such meaning as set forth in Section 5.1 hereof.
2.24    “New Exercise Date” shall have such meaning as set forth in Section 7.4(b) hereof.
2.25    “Non-Class A Shares” means shares of the Company’s LT10 common stock and LT50 common stock.
2.26    “Offering Document” means an offering document adopted by the Administrator to govern the terms and conditions of an Offering Period.

2.27    “Offering Period” means, unless otherwise determined by the Administrator, each approximately three (3)-month period during the term of the Plan commencing on dates determined by the Administrator.
2.28    “Overall Share Limit” means the sum of (i) 11,676,932 Shares plus (ii) any Shares or Non-Class A Shares that are available for issuance under the Prior Plans as of the Effective Date plus (iii) any Shares or Non-Class A Shares that are subject to Prior Plan Awards that become available for issuance under the Plan as Shares pursuant to Article V plus (iv) an increase commencing on January 1, 2022 and continuing annually on the anniversary thereof through (and including) January 1, 2031, equal to the lesser of (A) 6% of the aggregate number of shares of all classes of the Company’s common stock outstanding on the last day of the immediately preceding calendar year and (B) such smaller number of Shares as determined by the Board or the Committee.
2.29    “Participant” means any Eligible Service Provider who elects to participate in an Offering Period or holds Purchased Shares, Granted Shares or Matching Shares under the Plan.
2.30    “Payday” means the regular and recurring established day for payment of Compensation to Service Providers.
2.31    “Plan” means this 2021 Stock Purchase and Matching Plan
2.32    “Plan Account” means a bookkeeping account established and maintained by the Company in the name of each Participant.
2.33    “Prior Plan Award” means an award outstanding under the Prior Plans as of immediately prior to the Effective Date.
2.34    “Prior Plans” means, collectively, the Expensify, Inc. 2019 Stock Plan and the Expensify, Inc. 2009 Stock Plan, each as amended or restated from time to time.
2.35    “Public Trading Date” means the first date upon which Common Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.
2.36    “Purchase Right” the right to purchase Shares pursuant to the Plan during each Offering Period.
2.37    “Purchased Shares” shall have such meaning as set forth in Section 4.1 hereof.
2.38    “Service Provider” means an Employee, Consultant or Director.
2.39    “Share” means a share of Common Stock.
2.40    “Subsidiary” means any entity (other than the Company), whether U.S. or non-U.S., in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
2.41    “Withdrawal Election” shall have such meaning as set forth in Section 6.1(a) hereof.

ARTICLE III.
OFFERING PERIOD PARTICIPATION AND GRANTED SHARES
3.1    Offering Periods. Prior to the commencement of an Offering Period, the Administrator shall adopt an Offering Document applicable to such Offering Period setting forth for such Offering Period the Enrollment Date, Exercise Date, Eligible Service Providers, Match Rate and Match Limit. Any such Offering Document adopted by the Administrator shall remain in effect until terminated, amended or superseded by a subsequent Offering Document adopted by the Administrator.
3.2    Offering Period Participation.
(a)    Any Eligible Service Provider who constitutes a Service Provider on a given Enrollment Date for an Offering Period shall be eligible to participate in such Offering Period under the Plan.
(b)    Except as otherwise determined by the Administrator and as set forth in Section 3.2(c) below, an Eligible Service Provider may participate in an Offering Period only by means of deductions from Compensation. Each Service Provider who is an Eligible Service Provider as of the Enrollment Date of the applicable Offering Period may elect to participate in such Offering Period and the Plan by delivering to the Company an enrollment form for the Plan designating the Eligible Service Provider’s deduction authorization by such date specified by the Company.
(c)    Compensation deductions with respect to an Offering Period shall be specified as a whole number percentage equal to at least one percent (1%) of the Participant’s Compensation as of each Payday during the applicable Offering Period, up to one hundred percent (100%). Amounts deducted from a Participant’s Compensation with respect to an Offering Period pursuant to this Section 3.2 shall be deducted each Payday and credited to the Participant’s Plan Account. In the event a Participant elects to deduct a percentage of Participant’s Compensation that exceeds the Participant’s net Compensation, the Participant may contribute to Participant’s Plan Account by making cash payments in the amount of such excess.
(d)    Following at least one deduction from Compensation, a Participant may decrease (to as low as 0%) the amount deducted from such Participant’s Compensation only once during an Offering Period upon ten calendar days’ prior written or electronic notice to the Company. A Participant may not increase the amount deducted from such Participant’s Compensation during an Offering Period.
(e)    Notwithstanding the foregoing, upon the completion of an Offering Period, each Participant in such Offering Period shall automatically participate in the Offering Period that commences immediately following the completion of such Offering Period at the same payroll deduction percentage as in effect at the completion of the prior Offering Period, unless such Participant delivers to the Company a different election with respect to the successive Offering Period in accordance with this Section 3.2 hereof, or unless such Participant becomes ineligible for participation in the Plan.
3.3    Granted Shares. Separate from Offering Periods, the Administrator may grant awards of Shares (“Granted Shares”) to Eligible Service Providers in such amounts and subject to such terms and conditions as determined in its sole discretion.

ARTICLE IV.
PURCHASE OF SHARES AT END OF OFFERING PERIODS
4.1    Grant of Purchase Right; Automatic Exercise. Each Participant shall be granted a Purchase Right with respect to an Offering Period on the applicable Enrollment Date. On the Exercise Date for such Offering Period, the Purchase Right will be automatically exercised to purchase that number of Shares calculated by dividing (i) such Participant’s Compensation deductions accumulated on or prior to such Exercise Date and retained in the Participant’s Plan Account on such Exercise Date by (ii) the Fair Market Value of a Share on such Exercise Date (the “Purchased Shares”). The balance, if any, remaining in the Participant’s Plan Account (after exercise of such Participant’s Purchase Right) as of such Exercise Date shall be carried forward to the next Offering Period, unless the Participant has elected to withdraw from the Plan pursuant to Section 6.1 hereof or, pursuant to Section 6.2 hereof, such Participant has ceased to be an Eligible Service Provider.
4.2    Insufficient Shares. If the Administrator determines that, on a given Exercise Date, the number of Shares with respect to which Purchase Rights are to be exercised may exceed any limitation on the number of Shares available for issuance under the Plan on such Exercise Date, the Administrator shall make a pro rata allocation of the Shares available for issuance on such Exercise Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants exercising Purchase Rights to purchase Shares on such Exercise Date, and the balance of the amount credited to the Participant’s Plan Account which has not been applied to the purchase of Shares shall be paid to such Participant in one lump sum in cash within thirty days after such Exercise Date, without any interest thereon.
4.3    Transferability. A Purchase Right granted under the Plan shall not be transferable, other than by will or the applicable laws of descent and distribution, and shall be exercisable during the Participant’s lifetime only by the Participant. No Purchase Right or interest or right to the Purchase Right shall be available to pay off any debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempt at disposition of the Purchase Right shall have no effect.
ARTICLE V.
MATCHING SHARES
5.1    Matching Shares. Subject to Section 5.2, on each Exercise Date, each Participant shall automatically be granted an award of fully vested Shares (“Matching Shares”) equal to the Match Rate multiplied by the aggregate number of Purchased Shares (including any Purchased Shares purchased on such Exercise Date), Granted Shares and Matching Shares then held by Participant, subject to Participant’s continued status as an Eligible Service Provider through such Exercise Date.
5.2    Match Limit. If the Administrator determines that, on a given Exercise Date, the number of Matching Shares to be issued exceeds any limitation on the number of Matching Shares available for issuance, including the Match Limit, the number of Shares available as Matching Shares shall be distributed so that each Participant receives a number of Matching Shares equal to the lesser of (i) such Participant’s Full Matching Shares or (ii) a number of Shares such that all Participants who do not receive their Full Matching Shares receive the same number of Shares. For purposes of the foregoing, “Full Matching Shares” means the number of Matching Shares a Participant would have received pursuant to Section 5.1 but for any limitation on the number of Matching Shares. For clarity and solely for purposes of illustration:

(a)    If the Match Limit for an Offering Period equals 10,000 shares, Participant A’s Full Matching Shares equals 2,500, Participant B’s Full Matching Shares equals 3,000, and Participant C’s Full Matching Shares equals 10,000, then on the applicable Exercise Date, Participant A would receive 2,500 Matching Shares, Participant B would receive 3,000 Matching Shares and Participant C would receive 4,500 Matching Shares.
(b)    If the Match Limit for an Offering Period equals 10,000 shares, Participant A’s Full Matching Shares equals 3,000, Participant B’s Full Matching Shares equals 4,000, and Participant C’s Full Matching Shares equals 5,000, then on the applicable Exercise Date, Participant A would receive 3,000 Matching Shares and each of Participant B and Participant C would receive 3,500 Matching Shares.
ARTICLE VI.
TERMINATION OF PARTICIPATION
6.1    Cessation of Contributions; Voluntary Withdrawal.
(a)    A Participant may cease payroll deductions during an Offering Period and elect to withdraw from participation in Offering Periods under the Plan by delivering written or electronic notice of such election (a “Withdrawal Election”) to the Company in such form and at such time prior to the Exercise Date for such Offering Period as may be established by the Administrator. A Participant electing to withdraw from an Offering Period may elect to either (i) withdraw all of the funds then credited to the Participant’s Plan Account as of the date on which the Withdrawal Election is received by the Company, in which case amounts credited to such Plan Account shall be returned to the Participant in one lump-sum payment in cash within thirty days after such election is received by the Company, without any interest thereon, and the Participant shall cease to participate in the Plan and the Participant’s Purchase Right for such Offering Period shall terminate; or (ii) subject to Section 6.2 below, exercise the Purchase Right for the maximum number of whole Shares on the applicable Exercise Date with any remaining Plan Account balance returned to the Participant in one lump-sum payment in cash within thirty days after such Exercise Date, without any interest thereon, and after such exercise cease to participate in the Plan. As soon as practicable following the Company’s receipt of a Withdrawal Election, the Participant’s payroll deduction authorization and his or her Purchase Right to purchase Shares under the Plan shall terminate.
(b)    A Participant’s withdrawal from an Offering Period shall not have any effect upon the Participant’s eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws.
(c)    A Participant who ceases contributions under the Plan during any Offering Period shall not be permitted to resume contributions under the Plan during such Offering Period.
6.2    Termination of Eligibility. Upon a Participant’s ceasing to be an Eligible Service Provider for any reason, such Participant’s Purchase Right for the applicable Offering Period shall automatically terminate, such Participant shall be deemed to have elected to withdraw from the Plan, and such Participant’s Plan Account shall be paid to such Participant or, in the case of such Participant’s death, to the person or persons entitled thereto as set forth in an applicable beneficiary designation form (or, if there is no such applicable form, pursuant to applicable law), within thirty days after such cessation of being an Eligible Service Provider, without any interest thereon. In addition, for the avoidance of doubt, upon a Participant’s termination of employment, the Participant shall cease to be eligible to receive any Matching Shares following such termination.

6.3    Changes in a Participant’s Status. The Administrator will determine how the disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant’s employment status affects a Participant’s participation in the Plan and the extent to which, and the period during which, the Participant or the Participant’s legal representative, conservator, guardian or beneficiary may exercise a Purchase Right.
ARTICLE VII.
PROVISIONS RELATING TO COMMON STOCK
7.1    Number of Shares. Subject to the terms of this Article VII, including adjustments under Section 7.4, Shares may be issued under the Plan up to the Overall Share Limit. The issuance of a Share under the Plan shall reduce the number of Shares available for issuance under the Equity Plan and vice versa. Shares issued or delivered under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.
7.2    Share Recycling.
(a)    If all or any part of an Equity Plan Award or Prior Plan Award expires, lapses or is terminated, converted into an award in respect of shares of another entity in connection with a spin-off or other similar event, exchanged or settled for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares or Non-Class A Shares covered by the Equity Plan Award or Prior Plan Award at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such shares or not issuing any Shares or Non-Class A Shares covered by the Equity Plan Award or Prior Plan Award, the unused shares covered by the Equity Plan Award or Prior Plan Award will, as applicable, become or again be available, in each case, to be issued as Shares under the Plan.
(b)    In addition, the following shall be available to be issued as under the Plan: (i) Shares or Non-Class A Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Equity Plan Award or Prior Plan Award and (ii) Shares or Non-Class A Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Equity Plan Award, Prior Plan Award, Purchased Shares, Matching Share or Granted Share, in each case, prior to the tenth (10th) anniversary of the Effective Date.
7.3    Share Issuance. As soon as practicable following the applicable Exercise Date or, with respect to Granted Shares, the grant date (but in no event more than thirty days thereafter), the Purchased Shares, Granted Shares or Matching Shares, as applicable, shall be delivered (either in share certificate or book entry form), in the Company’s sole discretion, to either (i) the Participant or (ii) an account established in the Participant’s name at a stock brokerage or other financial services firm designated by the Company. If the Company is required to obtain from any commission or agency authority to issue any such Shares, the Company shall seek to obtain such authority. Inability of the Company to obtain from any such commission or agency authority which counsel for the Company deems necessary for the lawful issuance of any such shares shall relieve the Company from liability to any Participant except to refund to the Participant such Participant’s Plan Account balance, without interest thereon.
7.4    Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.
(a)    Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares which have been authorized for issuance under the Plan (and the Equity Plan) but not yet placed under a Purchase Right and the number of Shares covered by each

Purchase Right under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to a Purchase Right.
(b)    Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and such Offering Period shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Administrator shall notify each Participant in writing, at least ten business days prior to the New Exercise Date, that the next Exercise Date has been changed to the New Exercise Date, that the Participant’s Purchase Right, if any, shall be exercised automatically on the New Exercise Date and any Matching Shares for that Exercise Date shall be granted on the New Exercise Date, unless, as applicable, prior to such date the Participant has withdrawn from the Offering Period as provided in Section 6.1(a)(i) hereof or the Participant has ceased to be an Eligible Service Provider as provided in Section 6.2 hereof.
(c)    Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Purchase Right shall be assumed or an equivalent Purchase Right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the Purchase Right is not assumed or substituted, any Offering Periods then in progress shall be shortened by setting a New Exercise Date and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed sale or merger. The Administrator shall notify each Participant in writing, at least ten business days prior to the New Exercise Date, that the next Exercise Date for the Participant’s Purchase Right, if any, has been changed to the New Exercise Date, that any such Purchase Right shall be exercised automatically on the New Exercise Date and any Matching Shares for such Exercise Date shall be granted on the New Exercise Date, unless, as applicable, prior to such date the Participant has withdrawn from the Offering Periods as provided in Section 6.1(a)(i) hereof or the Participant has ceased to be an Eligible Service Provider as provided in Section 6.2 hereof.
7.5    Rights as Stockholders. With respect to Shares subject to a Purchase Right or the right to receive Matching Shares, a Participant shall not be deemed to be a stockholder of the Company and shall not have any of the rights or privileges of a stockholder. A Participant shall have the rights and privileges of a stockholder of the Company when, but not until, Shares have been deposited in the designated brokerage account.
ARTICLE VIII.
GENERAL PROVISIONS
8.1    Administration.
(a)    The Plan shall be administered by the Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan), which, unless otherwise determined by the Board, shall consist solely of two or more members of the Board, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, in each case, to the extent required under such provision. To the extent permitted by applicable law, the Committee may delegate any or all powers under the Plan, including without limitation, the ability to determine the Match Limit for an Exercise Date, to one or more officers of the Company. The Committee may also delegate administrative tasks under the Plan to the services of an Agent and/or Employees to assist in the administration of the Plan, including establishing and maintaining an individual securities account under the Plan for each Participant.
(b)    It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with the provisions of the Plan. The Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)    To establish and terminate Offering Periods;
(ii)    To determine when and how Purchase Rights shall be granted and the provisions and terms of each Offering Period (which need not be identical);
(iii)    To determine Eligible Service Providers;
(iv)    To determine the terms and conditions of any Matching Shares, including the Match Rate and Match Limit;
(v)    To determine which Eligible Service Providers shall be awarded Granted Shares and in what amounts; and
(vi)    To construe and interpret the Plan, the terms of any Offering Period and the terms of the Purchase Rights and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, any Offering Period or any Purchase Right, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
(c)    The Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding handling of participation elections, compensation deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.
(d)    All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may, with the approval of the Committee, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Administrator, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Board or Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Purchase Rights, and all members of the Board or Administrator shall be fully protected by the Company in respect to any such action, determination or interpretation.

8.2    Accounts. A Plan Account shall be maintained for each Participant in the Plan.
8.3    No Right to Employment. Nothing in the Plan shall be construed to give any person (including any Participant) the right to remain in the employ or service of the Company or a Subsidiary or to affect the right of the Company or any Subsidiary to terminate the employment or service of any person (including any Participant) at any time, with or without cause, which right is expressly reserved.
8.4    Amendment, Suspension and Termination of the Plan.
(a)    Subject to Section 8.4(b), the Board may, in its sole discretion, amend, suspend or terminate the Plan at any time and from time to time, provided, however, that any amendment will be subject to stockholder approval within twelve (12) months before or after such amendment to the extent required by applicable laws. No Purchase Right or Matching Share may be granted during any period of suspension of the Plan or after termination of the Plan. For the avoidance of doubt, without the approval of the Company’s stockholders and without regard to whether any Participant rights may be considered to have been “adversely affected,” the Administrator shall be entitled to change the terms of an Offering Period, the Match Rate or Match Limit, limit the frequency and/or number of changes in the amount withheld during an Offering Period, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Board or the Committee, as applicable, determines in its sole discretion advisable which are consistent with the Plan.
(b)    In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:
(i)    shortening any Offering Period so that the Offering Period ends on a New Exercise Date, including an Offering Period underway at the time of the Administrator action; and
(ii)    allocating Shares.
Such modifications or amendments shall not require stockholder approval or the consent of any Participant.
(c)    Upon termination of the Plan, the balance in each Participant’s Plan Account shall be refunded as soon as practicable after such termination, without any interest thereon.
8.5    Use of Funds; No Interest Paid. All funds received by the Company by reason of purchase of Shares under the Plan shall be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. No interest shall be paid to any Participant or credited under the Plan.
8.6    Effect Upon Other Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary (a) to establish any other forms of incentives or compensation for Service Providers of the Company or any Subsidiary or (b) to grant or assume Purchase Rights other than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.
8.7    Conformity to Securities Laws. Notwithstanding any other provision of the Plan, the Plan and the participation in the Plan by any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemption rule under Section 16 of the Exchange Act (including any amendment to Rule 16b3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
8.8    Tax Withholding. The Company or any Participating Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA or employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of the Plan. The Administrator may in its sole discretion and in satisfaction of the foregoing requirement withhold or have surrendered, or allow a Participant to elect to have the Company withhold or surrender, Shares otherwise issuable under the Plan. Unless determined otherwise by the Administrator, the number of Shares which may be so withheld or surrendered shall be limited to the number of shares which have a Fair Market Value on the date of withholding or surrender no greater than the aggregate amount of such liabilities based on the maximum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall also have the authority and right to initiate, or permit a Participant to initiate, a broker-assisted sell-to-cover transaction whereby Shares are sold by such broker and the proceeds of such sale are remitted to the Company to satisfy tax withholding obligations.
8.9    Governing Law. The Plan and all rights and obligations thereunder shall be construed and enforced in accordance with the laws of the State of Delaware.
8.10    Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof (including without limitation the Company’s stock plan administrator).
8.11    Conditions To Issuance of Shares.
(a)    Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares under the Plan, unless and until the Administrator has determined, with advice of counsel, that the issuance of such Shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any securities exchange or automated quotation system on which the Shares are listed or traded, and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Administrator may require that a Participant make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems advisable in order to comply with any such laws, regulations or requirements.
(b)    All certificates for Shares delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. The Administrator may place legends on any certificate or book entry evidencing Shares to reference restrictions applicable to the Shares.
(c)    The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Purchase Right, including a window-period limitation, as may be imposed in the sole discretion of the Committee.
(d)    Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, the Company may, in lieu of delivering to any Participant certificates evidencing Shares issued under the Plan, record the issuance of Shares in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).
8.12    Section 409A. Neither the Plan nor any Purchase Right or other right granted hereunder is intended to constitute or provide for “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance issued after the Effective Date (together, “Section 409A”). Notwithstanding any provision of the Plan to the contrary, if the Administrator determines that any Purchase Right or other right granted hereunder may be or become subject to Section 409A of the Code, the Administrator may adopt such amendments to the Plan and/or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions as the Administrator determines are necessary or appropriate to avoid the imposition of taxes under Section 409A of the Code, either through compliance with the requirements of Section 409A of the Code or with an available exemption therefrom.
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EXPENSIFY, INC.
2021 STOCK PURCHASE AND MATCHING PLAN
OFFERING DOCUMENT
This document (this “Offering Document”) is hereby adopted by the Board of Directors of Expensify, Inc. (the “Company”), in its capacity as Administrator of the Company’s 2021 Stock Purchase and Matching Plan (the “Plan”) and is hereby incorporated by reference into and made a part of the Plan. A copy of this Offering Document may be attached to the Plan. Defined terms used herein without definition shall have the meanings specified in the Plan.
This Offering Document shall apply to Offering Periods under the Plan until this Offering Document is terminated, amended or modified by the Administrator or a new Offering Document is adopted by the Administrator of the Plan.
Eligible Service Provider:    Each Employee of the Company or a Subsidiary and each Consultant customarily providing more than 20 hours of services per week shall be an Eligible Service Provider for purposes of the Plan.
Offering Periods:     The initial Offering Period will commence on March 15, 2022 and end on June 14, 2022. The Plan shall be implemented using consecutive Offering Periods of three months in length beginning on each June 15, September 15, December 15 and March 15. The Enrollment Date for each Offering Period shall be the first day of the Offering Period, and the Exercise Date of each Offering Period shall be the last day of the Offering Period.
Match Rate:    The Match Rate applicable to each Offering Period for each Participant shall be equal to the sum of 5% plus, solely after the Generalist Track reboot underway as of the commencement of the initial Offering Period is complete, 1% per tier of the G&R Generalist Track completed by such Participant.
Contribution Changes:    Notwithstanding Section 3.2(d) of the Plan, the Administrator can permit Participants to increase or decrease deductions during the Offering Period upon prior written or electronic notice to the Company at its sole discretion.
Match Limit:    The Match Limit applicable to each Offering Period shall be 1.5% of the shares of any class of Company capital stock that are outstanding as of the Exercise Date applicable to such Offering Period.
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